7. COMMITMENTS	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
COMMITMENTS

As part of the debt settlement agreement on December 11, 2012 with PPEG and AM, the debt holders were to return to escrow a total of 4,676,000 of which, 3,676,000 of these share were returned to the Company and cancelled on January 14, 2013 after the filing of an S-1 registration statement with the SEC on January 11, 2013. The remaining 1,000,000 shares will be purchased by the Company or a nominee of the Company at $0.40 per share at the rate of $10,000 per month commencing within 90 days after HPEV achieves $1,000,000 in gross revenues for products or services from business operations. PPEG and Action Media will divide the $400,000 on a pro rata basis based on each company's respective amount of debt forgiven. The historical cost of the shares held in escrow are reflected in equity as shares held in escrow.